Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2019 Financial Results

MOUNTAIN VIEW, Calif., May 21, 2018 – Pure Storage (NYSE: PSTG), the all-flash storage platform that helps innovators build a better world with data, today announced financial results for its first quarter ended April 30, 2018.

Key quarterly financial highlights include:

•	Revenue: $255.9 million, up 40% Y/Y, exceeding the high end of our guidance;

•	Operating margin: -24.2% GAAP; -6.0% non-GAAP, up 7.7 ppts and 7.9 ppts Y/Y, respectively;

•	Operating cash flow: $18.6 million, free cash flow without ESPP impact: $8.6 million.

“Pure has delivered another strong quarter as we lead the industry in delivering new data-centric architectures that enable enterprises to succeed both today and tomorrow,” said Pure Storage CEO Charles Giancarlo. “The combination of our innovative business model, first-to-market technology innovations, and focus on customer success drove continued momentum in Q1.”

Approximately 300 new customers joined Pure Storage in the quarter, increasing the total to more than 4,800 organizations. New customer wins in the quarter include: ALDI International, Barnes & Noble Education, Inc., U.S. Department of Energy, Paige.AI, and Panasonic Taiwan.

“Q1 marked a great start to fiscal 2019, growing 40% year-over-year in revenue and exceeding our operating margin goal,” said Tim Riitters, CFO of Pure Storage. “We are focused on driving industry-leading growth and profitability in our business.”

New Revenue Accounting Standard

Pure Storage adopted ASC 606, the new standard related to revenue recognition effective February 1, 2018. Prior period financial information in this press release has been adjusted to reflect the adoption of this new standard. Please also refer to our earnings presentation on investor.purestorage.com for further information.

First Quarter Fiscal 2019 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended April 30, 2018 and 2017 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended April 30, 2018	Three Months Ended April 30, 2017	Y/Y Change
Revenue	$255.9	$182.6	40%
Gross Margin	65.0%	65.2%	-0.2 ppts
Product Gross Margin	66.0%	67.3%	-1.3 ppts
Support Subscription Gross Margin	61.6%	57.5%	4.1 ppts
Operating Loss	-$61.9	-$58.2	-$3.7
Operating Margin	-24.2%	-31.9%	7.7 ppts
Net Loss	-$64.3	-$57.2	-$7.1
Net Loss per Share (Basic and Diluted)	-$0.29	-$0.28	-$0.01
Weighted-Average Shares	223.8	205.8	18.0
Headcount	>2,300	>1,800	~500

Non-GAAP Quarterly Financial Information
	Three Months Ended April 30, 2018	Three Months Ended April 30, 2017	Y/Y Change
Gross Margin	66.3%	66.4%	-0.1 ppts
Product Gross Margin	66.3%	67.6%	-1.3 ppts
Support Subscription Gross Margin	66.3%	62.1%	4.2 ppts
Operating Loss	-$15.3	-$25.3	$10.0
Operating Margin	-6.0%	-13.9%	7.9 ppts
Net Loss	-$16.2	-$24.3	$8.1
Net Loss per Share	-$0.07	-$0.12	$0.05
Weighted-Average Shares	223.8	205.8	18.0

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Pure Storage’s second quarter fiscal 2019 guidance is as follows:

•	Revenue in the range of $296 million to $304 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -7.0% to -3.0%

Pure Storage’s full year fiscal 2019 guidance is as follows:

•	Revenue in the range of $1.320 billion to $1.370 billion

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of 0% to 4%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs and any applicable anti-dilutive share count impact of the convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the first quarter fiscal 2019 results at 2:00 p.m. (PT) on May 21, 2018. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (877) 201-0168 or (647) 788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Monday, May 21, 2018, through June 4, 2018. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 9572519. The call runs 24 hours per day, including weekends.

2018 Annual Meeting of Stockholders

Pure Storage will hold its 2018 annual meeting of stockholders on Thursday, June 21, 2018 at 10:00 a.m. (PT). The meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/PSTG2018. The record date for the meeting was

April 25, 2018, and only stockholders of record on that date are eligible to participate in the meeting. Other interested persons may listen to the live webcast of the meeting and can view the 2018 proxy statement and Annual Report on Form 10-K at investor.purestorage.com.

Upcoming Events
Pure Storage will host an investor session at its annual conference, Pure//Accelerate 2018, on May 23, 2018 at 2:00 p.m. (PT). The event will be a live webcast on the investor relations website at investor.purestorage.com. Pure Storage will also be participating in financial conferences on June 6th,7th, and 12th of 2018.

About Pure Storage
Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a Satmetrix-certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements
This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding technology differentiation, and our outlook for the second quarter and full year fiscal 2019, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also available in our Annual Report on Form 10-K for the year ended January 31, 2018. All information provided in this release and in the attachments is as of May 21, 2018, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense and amortization of debt discount and debt issuance costs that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
Tel: (650) 429-0456
ir@purestorage.com

Rena Fallstrom – Media Contact, Pure Storage
Tel: (408) 203-3945
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of April 30, 2018	As of January 31, 2018
		(As Adjusted*)
Assets
Current assets:
Cash and cash equivalents	$735,140	$244,057
Marketable securities	362,817	353,289
Accounts receivable, net of allowance of $999 and $1,062	195,926	243,001
Inventory	38,540	34,497
Deferred commissions, current	20,122	21,088
Prepaid expenses and other current assets	35,652	47,552
Total current assets	1,388,197	943,484
Property and equipment, net	94,280	89,142
Intangible assets, net	4,681	5,057
Deferred income taxes, non-current	1,175	1,060
Restricted cash	16,499	14,763
Deferred commissions, non-current	65,922	66,225
Other assets, non-current	5,305	4,264
Total assets	$1,576,059	$1,123,995

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$63,994	$84,420
Accrued compensation and benefits	30,778	59,898
Accrued expenses and other liabilities	25,629	26,829
Deferred revenue, current	199,622	191,229
Liability related to early exercised stock options	—	320
Total current liabilities	320,023	362,696
Long term debt	430,253	—
Deferred revenue, non-current	188,992	182,873
Other liabilities, non-current	5,171	4,025
Total liabilities	944,439	549,594

Stockholders’ equity:
Common stock and additional paid-in capital	1,602,144	1,479,905
Accumulated other comprehensive loss	(2,633)	(1,917)
Accumulated deficit	(967,891)	(903,587)
Total stockholders' equity	631,620	574,401
Total liabilities and stockholders' equity	$1,576,059	$1,123,995

* Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended April 30,
	2018	2017
		(As Adjusted*)
Revenue:
Product	$195,449	$142,850
Support subscription	60,496	39,795
Total revenue	255,945	182,645

Cost of revenue:
Product (1)	66,420	46,645
Support subscription(1)	23,210	16,903
Total cost of revenue	89,630	63,548

Gross profit	166,315	119,097

Operating expenses:
Research and development (1)	78,492	65,428
Sales and marketing (1)	122,367	91,763
General and administrative (1)	27,330	20,096
Total operating expenses	228,189	177,287

Loss from operations	(61,874)	(58,190)
Other income (expense), net	(999)	1,995
Loss before provision for income taxes	(62,873)	(56,195)
Provision for income taxes	1,431	964
Net loss	$(64,304)	$(57,159)

Net loss per share attributable to common stockholders, basic and diluted	$(0.29)	$(0.28)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	223,768	205,783

* Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$608	$397
Cost of revenue -- support subscription	2,684	1,774
Research and development	21,090	15,588
Sales and marketing	13,940	10,626
General and administrative	5,633	3,834
Total stock-based compensation expense	$43,955	$32,219

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended April 30,
	2018	2017
		(As Adjusted*)
Cash flows from operating activities
Net loss	$(64,304)	$(57,159)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	16,417	14,825
Amortization of debt discount and debt issuance costs	1,455	—
Stock-based compensation expense	43,955	32,219
Other	152	451
Changes in operating assets and liabilities:
Accounts receivable, net	47,143	36,571
Inventory	(4,429)	(16,105)
Deferred commissions	1,269	(1,367)
Prepaid expenses and other assets	11,111	(3,944)
Accounts payable	(18,802)	(3,982)
Accrued compensation and other liabilities	(29,881)	(24,194)
Deferred revenue	14,510	8,384
Net cash provided by (used in) operating activities	18,596	(14,301)

Cash flows from investing activities
Purchases of property and equipment	(22,296)	(12,769)
Purchases of marketable securities	(81,702)	(55,976)
Sales of marketable securities	10,454	5,384
Maturities of marketable securities	61,023	46,321
Net cash used in investing activities	(32,521)	(17,040)

Cash flows from financing activities
Net proceeds from exercise of stock options	9,614	2,257
Proceeds from issuance of common stock under employee stock purchase plan	19,698	14,166
Proceeds from issuance of convertible debt, net of issuance costs	562,062	—
Payment for purchase of capped call	(64,630)	—
Repurchase of common stock	(20,000)	—
Net cash provided by financing activities	506,744	16,423

Net increase (decrease) in cash, cash equivalents and restricted cash	492,819	(14,918)
Cash, cash equivalents and restricted cash, beginning of period	258,820	196,409
Cash, cash equivalents and restricted cash, end of period	$751,639	$181,491

* Prior period information has been adjusted to reflect the adoption impact of ASC 606 and ASU 2016-18, which we adopted on February 1, 2018.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended April 30, 2018						Three Months Ended April 30, 2017 (As Adjusted*)
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$608	(c)					$397	(c)
			25	(d)					5	(d)
Gross profit -- product	$129,029	66.0%	$633		$129,662	66.3%	$96,205	67.3%	$402		$96,607	67.6%

			$2,684	(c)					$1,774	(c)
			142	(d)					31	(d)
Gross profit -- support subscription	$37,286	61.6%	$2,826		$40,112	66.3%	$22,892	57.5%	$1,805		$24,697	62.1%

			$3,292	(c)					$2,171	(c)
			167	(d)					36	(d)
Total gross profit	$166,315	65.0%	$3,459		$169,774	66.3%	$119,097	65.2%	$2,207		$121,304	66.4%

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended April 30, 2018						Three Months Ended April 30, 2017 (As Adjusted*)
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$43,955	(c)					$32,219	(c)
			2,667	(d)					651	(d)
Loss from operations	$(61,874)	-24.2%	$46,622		$(15,252)	-6.0%	$(58,190)	-31.9%	$32,870		$(25,320)	-13.9%

			$43,955	(c)					$32,219	(c)
			2,667	(d)					651	(d)
			1,455	(e)					—
Net loss	$(64,304)		$48,077		$(16,227)		$(57,159)		$32,870		$(24,289)

Net loss per share --basic and diluted	$(0.29)				$(0.07)		$(0.28)				$(0.12)
Weighted-average shares used in per share calculation -- basic and diluted	223,768				223,768		205,783				205,783

 * Prior period information has been adjusted to reflect the adoption impact of ASC 606, which we adopted on February 1, 2018.

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate the amortization expense of debt discount and debt issuance costs related to our convertible debt.

Reconciliation from net cash provided by (used in) operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended April 30,
	2018	2017
Net cash provided by (used in) operating activities	$18,596	$(14,301)
Less: purchases of property and equipment	(22,296)	(12,769)
Free cash flow (non-GAAP)	$(3,700)	$(27,070)
Adjust: ESPP impact	12,252	9,698
Free cash flow without ESPP impact (non-GAAP)	$8,552	$(17,372)

Free cash flow as % of revenue	-1.4%	-14.8%
Free cash flow without ESPP impact as % of revenue	3.3%	-9.5%